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                                                                    EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors of HEI, Inc.:

     We consent to the use of our report for Colorado MEDtech, Inc.'s Colorado Operations (a business unit of Colorado MEDtech, Inc.) incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Form S-3.

                                              /s/ KPMG LLP

Minneapolis, Minnesota
April 29, 2003